CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT ACADIA PHARMACEUTICALS, INC. TREATS AS PRIVATE OR CONFIDENTIAL

Exhibit 10.2

First Amendment to Product Agreement

between Patheon Pharmaceuticals Inc. and ACADIA Pharmaceuticals Inc.

This First Amendment to Product Agreement (the “Amendment”), dated April 25, 2016 (the “Amendment Date”), is made by and between Patheon Pharmaceuticals Inc. (“Patheon”) and ACADIA Pharmaceuticals Inc. (“ACADIA”).

WHEREAS, Patheon and ACADIA have entered into that certain Master Manufacturing Services Agreement, dated August 3, 2015 (the “MSA”) and that certain Product Agreement under the MSA, dated August 3, 2015 (the “Product Agreement”); and

WHEREAS, Patheon and ACADIA now wish to amend the Product Agreement as set forth in this Amendment.  All capitalized terms used but not defined in this Amendment shall have the respective meanings set forth in the MSA or Product Agreement, as applicable.

NOW THEREFORE in consideration of the premises hereof and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties agree as follows:

1.Amendment to Schedule B.  The Product pricing tables on Schedule B of the Product Agreement are hereby amended and replaced with the pricing tables set forth on Exhibit 1 of this Amendment.  For clarity, the pricing set forth in the updated pricing tables applies with respect to Product purchases beginning retroactively as of January 1, 2016.

2.Amendment to Schedule C.  The stability pricing table on Schedule C of the Product Agreement is hereby amended and replaced with the stability pricing tables set forth on Exhibit 2 of this Amendment.

3.No Other Modifications. Except as specifically modified by this Amendment, the terms and conditions of the Product Agreement including, without limitation, all other terms and conditions included in each of the amended Schedules, and the MSA, shall remain unchanged.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized representatives, effective as of the Amendment Date.

Patheon Pharmaceuticals Inc.	ACADIA Pharmaceuticals Inc.

By: /s/ Francis P. McCuneBy: /s/ James Nash

Name:  Francis P. McCuneName:  James Nash

Title: Secretary	Title: SVP, Technology Development &

Operations

Exhibit 1

Updated Pricing Tables

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Exhibit 2

Updated Stability Pricing

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